   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 20, 1998
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                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------

     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------------

     (4) Date Filed:

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                                                       FOR IMMEDIATE RELEASE
                                                       ---------------------

 		     CENDANT FILES REGISTRATION STATEMENT
                            FOR SHARES TO BE ISSUED
                        IN AMERICAN BANKERS ACQUISITION


		- CENDANT ALSO RECEIVES HART-SCOTT CLEARANCE
                      FOR AMERICAN BANKERS ACQUISITION -

Stamford, CT and Parsippany, NJ, February 20, 1998 - Cendant Corporation (NYSE:CD) announced today that it has filed with the Securities and Exchange Commission a registration statement for shares to be issued in connection with its previously announced offer to acquire American Bankers Insurance Group, Inc. (NYSE:ABI).

Cendant stated that while it is not yet required to do so, filing a registration statement at this time will enable the Company to expedite its acquisition of American Bankers following consummation of its pending tender offer.

Cendant has commenced a tender offer of $58 per share in cash for approximately
23.5 million shares of American Bankers, which together with shares Cendant owns will equal 51% of American Bankers outstanding shares. For the remainder of American Bankers' shares, Cendant will exchange, on a tax-free basis, shares of its common stock with a fixed value of $58.

In addition, Cendant announced that the waiting period under the Hart-Scott-Rodino Act has expired with respect to its offer to acquire American Bankers, further clearing the way for consummation of the transaction.

Investor Contact:          Media Contact:          or:
Laura P. Hamilton          Elliot Bloom            Jim Fingeroth/Roanne Kulakoff
Senior Vice President      Vice President          Kekst and Company
Corporate Communications   Public Relations
and Investor Relations     (973) 496-8414          (212) 521-4800
(203) 965-5114


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